SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to

Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 9, 2003

Iron Age Corporation
 (Exact name of registrant as specified in its charter)

Delaware	333-57011	25-1376723

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Robinson Plaza Three
Suite 400
Pittsburgh, Pennsylvania 15205

(Address, of principal executive offices, including zip code)

(412) 787-4100

(Registrant’s Telephone number including area code)

Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

99.1 Press Release issued by Iron Age Corporation on September 9, 2003.

Item 9. Regulation FD Disclosure.

The following information is intended to be included under “Item 12. Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216.

On September 9, 2003, Iron Age Corporation reported its earnings for the second quarter ended July 26, 2003. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Corporation’s related press release dated September 9, 2003.

The information in this report is being furnished, not filed. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by the Corporation under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are intended to come within the safe harbor protection provided by those statutes. Forward-looking statements are based on current expectations of future events, but actual results could vary materially from the Corporation’s expectations and projections. Investors are cautioned not to place undue reliance on any forward-looking statements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON AGE CORPORATION

By: /s/Bart R. Huchel Name: Bart R. Huchel Title: Vice President – Finance Chief Financial Officer and Treasurer

Date: September 9, 2003

EXHIBIT INDEX

99.1	Iron Age Corporation and Iron Age Holdings Corporation News Release dated September 9, 2003.